Exhibit 1

British American Tobacco p.l.c.

Correction: Notification and public disclosure of transactions by persons discharging managerial responsibilities and persons closely associated with them

This announcement replaces the notification of PDMR dealings released on 3 February 2022 at 14:00hrs GMT. Due to an administrative error, that announcement stated an aggregate purchase share price of £27.7744 per share in each notification rather than an aggregate purchase price of £31.7651 per share and the notification relating to Luciano Comin should have referred to the purchase of five shares rather than six shares. The announcement below has been corrected to reflect these changes. All other information remains the same.

The Company has been notified by the trustee of the British American Tobacco Employee Share Ownership Plan that on 2 February 2022 the following Executive Director and other persons discharging managerial responsibilities purchased ordinary shares of 25p each in British American Tobacco p.l.c. by way of the Partnership Share Scheme.

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Tadeu Marroco
2	Reason for the notification
a)	Position/status	Finance and Transformation Director
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Purchase of ordinary shares under the Partnership Share Scheme – a HMRC approved Share Incentive Plan
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£31.7651	5

d)	Aggregated information - Aggregated volume - Price	5 £31.7651
e)	Date of the transaction	2022-02-02
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Jerome Abelman
2	Reason for the notification
a)	Position/status	Director, Legal & External Affairs and General Counsel
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Purchase of ordinary shares under the Partnership Share Scheme – a HMRC approved Share Incentive Plan
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£31.7651	5

d)	Aggregated information - Aggregated volume - Price	5 £31.7651
e)	Date of the transaction	2022-02-02
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Marina Bellini
2	Reason for the notification
a)	Position/status	Director, Digital and Information
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Purchase of ordinary shares under the Partnership Share Scheme – a HMRC approved Share Incentive Plan
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£31.7651	5

d)	Aggregated information - Aggregated volume - Price	5 £31.7651
e)	Date of the transaction	2022-02-02
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Luciano Comin
2	Reason for the notification
a)	Position/status	Regional Director, Americas and Sub-Saharan Africa
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Purchase of ordinary shares under the Partnership Share Scheme – a HMRC approved Share Incentive Plan
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£31.7651	5

d)	Aggregated information - Aggregated volume - Price	5 £31.7651
e)	Date of the transaction	2022-02-02
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Johan Vandermeulen
2	Reason for the notification
a)	Position/status	Regional Director, Europe and North Africa
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Purchase of ordinary shares under the Partnership Share Scheme – a HMRC approved Share Incentive Plan
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£31.7651	5

d)	Aggregated information - Aggregated volume - Price	5 £31.7651
e)	Date of the transaction	2022-02-02
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Paul Lageweg
2	Reason for the notification
a)	Position/status	Director, New Categories
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Purchase of ordinary shares under the Partnership Share Scheme – a HMRC approved Share Incentive Plan
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£31.7651	5

d)	Aggregated information - Aggregated volume - Price	5 £31.7651
e)	Date of the transaction	2022-02-02
f)	Place of the transaction	London Stock Exchange (XLON)

Name of officer of issuer responsible for making notification: Oliver Martin
Date of notification: 03 February 2022